UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2009
Impax Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-27354	65-0403311

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30831 Huntwood Avenue, Hayward, CA	94544

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (510) 476-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On February 20, 2009, the Board of Directors of the Company approved the following (i) annual cash incentive awards for performance in 2008, (ii) increases in annual base salaries for 2009, and (iii) targets for 2009 annual cash incentive awards with respect to the following executive officers of the Company:

				2009
	2008		2009	Maximum
	Annual		Annual	Target for
	Cash		Cash	Annual
	Incentive	2009	Incentive	Cash	2009
Name and	Award	Salary	Award	Incentive	Performance
Principal Position	($)	($)	Target(1)	Award(2)	Criteria(3)
Larry Hsu, Ph.D.	276,281	596,250	80%	120%	95% Corporate Goals
President and Chief					5% Individual Goals
Executive Officer

Arthur A. Koch, Jr.	186,688	400,000	60%	90%	85% Corporate Goals
Senior Vice President,					15% Individual Goals
Finance and Chief Financial Officer

Charles V. Hildenbrand	138,300	340,000	60%	90%	85% Corporate Goals
SVP-Operations					15% Individual Goals

Michael J. Nestor	218,902	445,000	60%	90%	85% Corporate Goals
President, IMPAX					15% Individual Goals
Pharmaceuticals Division

(1)	Represents a percentage of the executive officer’s 2009 base salary. The Company has the discretion to pay at above or below these percentage targets depending on the Company’s overall financial and operational performance and the executive officer’s individual performance.

(2)	Represents the maximum percentage of an executive’s 2009 base salary to be awarded for superior performance.

(3)	Represents the aggregate weight of corporate and individual goals in determining the executive officer’s annual cash incentive award.
Item 8.01 Other Events.
     The 2009 Annual Meeting of Stockholders of the Company will be held on or about May 19, 2009.
     Pursuant to the proxy rules promulgated under the Securities Exchange Act of 1934, as amended, the Company notifies its stockholders that the deadline for receipt of stockholder proposals to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2009 Annual Meeting is March 18, 2009. Proposals of the Company’s stockholders intended to be included in the proxy materials for the 2009 Annual Meeting must comply with the proxy rules, including Rule 14a-8.
     The deadline for providing the Company with timely notice of stockholder recommendations of potential director nominees to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the 2009 Annual Meeting is March 18, 2009.

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     The deadline for providing the Company with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the 2009 Annual Meeting is March 18, 2009. As to all such proposals of which the Company does not have notice on or prior to such date, persons designated in the Company’s proxy related to the 2009 Annual Meeting will have discretionary authority to vote on such proposals.
     Any stockholder proposals or recommendations of potential director nominees should be submitted in writing to the Company at its offices located at 30831 Huntwood Avenue, Hayward, California 94544, Attn: Arthur A. Koch, Jr., Senior Vice President, Finance, Chief Financial Officer and Corporate Secretary.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 4, 2009

IMPAX LABORATORIES, INC.
By:	/s/ Arthur A. Koch, Jr.
	Name:	Arthur A. Koch, Jr.
	Title:	Senior Vice President, Finance, and Chief Financial Officer

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